News Release

Contact:
Greg Ryan
Dir. Corporate Communication
GSI Commerce, Inc.
e-mail:  ryang@gsicommerce.com
phone:  610-491-7294

GSI Commerce Reports Fiscal 2009 First Quarter Operating Results

KING OF PRUSSIA, Pa., April 29, 2009 – GSI Commerce Inc. (Nasdaq: GSIC) today announced its financial results for its fiscal 2009 first quarter ended April 4.

Fiscal 2009 First Quarter Compared to Fiscal 2008 First Quarter
•	Net revenues increased slightly to $196.5 million from $195.5 million.
•	Non-GAAP net revenues increased 14 percent to $106.3 million from $93.3 million.
•	Loss from operations was $13.0 million compared to a loss from operations of $17.8 million.
•	Non-GAAP income from operations was $9.3 million compared to $0.7 million.
•	Net loss was $11.1 million or $0.23 per share compared to a net loss $10.8 million or $0.23 per share.
•	Trailing 12 month free cash flow was $16.7 million compared to a negative $0.4 million.

The definitions of non-GAAP net revenues, non-GAAP income from operations, free cash flow, and a discussion of the importance of these non-GAAP financial metrics to GSI’s business, can be found under “Non-GAAP Financial Measures” provided later in this news release.

“I’m very pleased with our first quarter performance,” said Michael G. Rubin, chairman, president and CEO of GSI.  “We delivered excellent results with net revenues, loss from operations and non-GAAP income from operations all exceeding the high-end of our guidance ranges. This is also the first time that we generated non-GAAP income from operations in excess of capital expenditures in a quarter other than a fourth quarter. We have produced a strong start to the year and believe we are well-positioned to continue delivering solid results.”

Fiscal 2009 Second Quarter Guidance
The following forward-looking statements reflect GSI’s expectations as of April 29, 2009. Given the potential changes in general economic conditions and consumer spending, the growth rate of e-commerce and various other risk factors discussed in our forward-looking statements disclosure and in our public reports, actual results may differ materially.

The company provides the following guidance for fiscal 2009 second quarter:

•	Net revenues are expected to be in a range of $177.0 million to $182.0 million.
•	Loss from operations is expected to be in a range of $17.0 million to $19.0 million.
•	Non-GAAP income from operations is expected to be in a range of $3.0 million to $5.0 million.

The following is a reconciliation of GAAP loss from operations to non-GAAP income from operations: add to projected GAAP loss from operations estimated depreciation, amortization of $15.9 million (inclusive of amortization from acquisition-related intangibles of $2.5 million), estimated stock-based compensation of $6.0 million and estimated acquisition-related integration, transaction and due diligence expenses of $0.1 million.

GSI Commerce 1Q09 Operating Results News Release	Page 2	April 29, 2009

Conference Call Today
GSI has scheduled a conference call for 4:45 p.m. EDT today to discuss the company’s 2009 fiscal first quarter operating results and its expectations for future performance.

Live Conference Access:
•
Phone – Dial 1-888-680-0878, passcode 86167649 by 4:30 p.m. EDT on April 29.  For quicker access to the audio conference call the day of the event, investors can pre-register for the conference call by going to:  https://www.theconferencingservice.com/prereg/key.process?key=PMDMQ4TTP

•
Web – Go to http://www.gsicommerce.com, and click on the webcast tab provided on the home page, or go to http://www.streetevents.com, where the conference call will be broadcast live. Please allow at least 15 minutes to register, download and install any necessary audio software.

Conference Replays:
•	Web – Go to http://www.gsicommerce.com, and click on the Webcast tab provided on the home page. Access will remain available through May 29.

Non-GAAP Financial Measures
GSI’s consolidated financial statements are prepared and presented in accordance with GAAP. To supplement our consolidated financial statements, in this release and on the conference call, we use the non-GAAP financial measures of non-GAAP net revenues, non-GAAP income from operations and free cash flow. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for, or superior to our GAAP financial information. We have included reconciliations later in this release of the non-GAAP measures to the nearest GAAP measure.

We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business. These measures may be different from non-GAAP measures used by other companies.

Non-GAAP net revenues. We define non-GAAP net revenues as net revenues minus cost of revenues from product sales and marketing expenses.  Marketing expenses principally include client revenue share expenses, net advertising and promotional expenses, subsidized shipping and handling expenses, and catalog expenses. We consider non-GAAP net revenues to be a useful metric for management and investors because (1) it provides a metric for our investors to understand and analyze our company and (2) it provides investors with one of the primary metrics used by the company for evaluation and decision making purposes.  We and many of our investors view us as a technology and business services company.  Since most technology and business service companies generate their revenues from service fees and do not have product sales, we believe that by subtracting cost of revenues from product sales and marketing expenses from our net revenues from product sales, the company and investors will be better able to assess our revenues on a basis that more closely approximates the net revenues of other technology and business services companies. Further, management uses this metric for evaluating the performance of our business, making operating decisions and for budgeting purposes.

GSI Commerce 1Q09 Operating Results News Release	Page 3	April 29, 2009

Non-GAAP income from operations. We define non-GAAP income from operations as income from operations excluding stock-based compensation, depreciation and amortization expenses and transaction, due diligence and integration expenses relating to acquisitions. We consider non-GAAP income from operations to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing our business and operate in an emerging and changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of acquisition-related integration, transaction and due diligence expense permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance.

Free cash flow. We define free cash flow as net cash provided by operating activities minus cash paid for fixed assets, including internal use software. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, including information technology infrastructure, can be used for strategic opportunities, including investing in the business, making strategic acquisitions and strengthening the balance sheet. Analysis of free cash flow also facilitates management’s comparisons of our operating results to the operating results of comparable companies. A limitation of using free cash flow as a means for evaluating our performance is that free cash flow reflects changes in working capital which is impacted by short-term changes in cash flow and the seasonality of our business which may not be indicative of long-term performance. Another limitation of free cash flow is that it excludes fixed assets purchased and placed in service, but not paid for during the applicable period.  Our management compensates for this limitation by providing supplemental information about capital expenditures accrued, but not paid for during the applicable periods on the face of the cash flow statement in our Forms 10-K and 10-Q.

About GSI Commerce
GSI Commerce® (www.gsicommerce.com) is a leading provider of services that enable e-commerce, multichannel retailing and interactive marketing for large, business-to-consumer (b2c) enterprises in the U.S. and internationally. We deliver customized e-commerce solutions through an e-commerce platform, which is comprised of technology, fulfillment and customer care. We offer each of the platform’s components on a modular basis, or as part of an integrated, end-to-end solution. We also offer a full suite of interactive marketing services through two divisions, gsi interactivesm and e-Dialog
(www.e-Dialog.com).

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements made in this release, other than statements of historical fact, are forward-looking statements. The words “look forward to,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “could,” “guidance,” “potential,” “opportunity,” “continue,” “project,” “forecast,” “confident,” “prospects,” “schedule,” “designed,” “future,” “discussions,” “if,” “objective,” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its clients operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic clients and suppliers and the timing of the establishment, extension or termination of its relationships with strategic clients, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

###

GSI COMMERCE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)
(Unaudited)

	January 3,	April 4,
	2009 (1)	2009

ASSETS
Current assets:
Cash and cash equivalents	$130,315	$48,105
Accounts receivable, less allowance for doubtful accounts of $2,747 and $1,727	78,544	61,712
Inventory	42,856	39,373
Deferred tax assets	18,125	17,742
Prepaid expenses and other current assets	11,229	11,840
Total current assets	281,069	178,772

Property and equipment, net	164,833	159,153
Goodwill	194,996	194,888
Intangible assets, net of accumulated amortization of $18,340 and $20,788	46,663	44,254
Long-term deferred tax assets	10,505	17,747
Other assets, net of accumulated amortization of $16,384 and $17,010	17,168	15,448
Total assets	$715,234	$610,262

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$98,100	$47,664
Accrued expenses	116,747	68,993
Deferred revenue	20,397	17,375
Current portion - long-term debt	4,887	4,898
Total current liabilities	240,131	138,930

Convertible notes	161,951	164,497
Long-term debt	32,609	31,356
Deferred revenue and other long-term liabilities	6,838	7,645
Total liabilities	441,529	342,428

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; 0 shares issued
and outstanding as of January 3, 2009 and April 4, 2009	-	-
Common stock, $0.01 par value, 90,000,000 shares authorized; 47,630,824 and 48,534,843 shares issued as of January 3, 2009 and April 4,
2009, respectively; 47,630,621 and 48,534,640 shares outstanding as
of January 3, 2009 and April 4, 2009, respectively	476	485
Additional paid in capital	428,852	434,115
Accumulated other comprehensive loss	(2,327)	(2,389)
Accumulated deficit	(153,296)	(164,377)
Total stockholders' equity	273,705	267,834

Total liabilities and stockholders’ equity	$715,234	$610,262

(1) On January 4, 2009 the Company adopted Financial Accounting Standards Board Staff Position No. APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)." The impact of this adoption has been retrospectively applied to prior period results.

GSI COMMERCE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 29,	April 4,
	2008 (1)	2009

Revenues:
Net revenues from product sales	$123,120	$106,191
Service fee revenues	72,423	90,284

Net revenues	195,543	196,475

Costs and expenses:
Cost of revenues from product sales	85,417	79,355
Marketing	16,875	10,861
Account management and operations, inclusive of $1,134
and $1,807 of stock-based compensation	59,111	57,292
Product development, inclusive of $426
and $1,126 of stock-based compensation	22,436	28,049
General and administrative, inclusive of $2,061
and $2,519 of stock-based compensation	15,724	18,549
Depreciation and amortization	13,809	15,401

Total costs and expenses	213,372	209,507

Loss from operations	(17,829)	(13,032)

Other (income) expense:
Interest expense	4,370	4,796
Interest income	(1,039)	(151)
Other expense	145	229

Total other expense	3,476	4,874

Loss before income taxes	(21,305)	(17,906)
Benefit for income taxes	(10,457)	(6,825)

Net loss	$(10,848)	$(11,081)

Basic and diluted loss per share	$(0.23)	$(0.23)

Weighted average shares outstanding - basic and diluted	46,924	47,926

(1) On January 4, 2009 the Company adopted Financial Accounting Standards Board Staff Position No. APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)." The impact of this adoption has been retrospectively applied to prior period results.

GSI COMMERCE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	March 29,	April 4,
	2008 (1)	2009

Cash Flows from Operating Activities:
Net loss	$(10,848)	$(11,081)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	11,910	12,962
Amortization	1,899	2,439
Amortization of discount on convertible notes	2,308	2,546
Stock-based compensation	3,621	5,452
Foreign currency transaction losses	-	238
Deferred income taxes	(10,457)	(6,777)
Changes in operating assets and liabilities:
Accounts receivable, net	18,750	16,802
Inventory	1,239	3,483
Prepaid expenses and other current assets	1,121	(549)
Other assets, net	1,662	1,965
Accounts payable and accrued expenses	(65,295)	(97,854)
Deferred revenue	3,640	(2,236)

Net cash used in operating activities	(40,450)	(72,610)

Cash Flows from Investing Activities:
Payments for acquisitions of businesses, net of cash acquired	(145,001)	(750)
Cash paid for property and equipment, including internal use software	(17,482)	(7,411)

Net cash used in investing activities	(162,483)	(8,161)

Cash Flows from Financing Activities:
Borrowings on revolving credit loan	15,000	-
Debt issuance costs paid	(454)	(38)
Repayments of capital lease obligations	(468)	(1,195)
Repayments of mortgage note	(68)	(47)
Proceeds from exercise of common stock options	158	72

Net cash provided by (used in) financing activities	14,168	(1,208)

Effect of exchange rate changes on cash and cash equivalents	4	(231)

Net decrease in cash and cash equivalents	(188,761)	(82,210)
Cash and cash equivalents, beginning of period	231,511	130,315

Cash and cash equivalents, end of period	$42,750	$48,105

(1) On January 4, 2009 the Company adopted Financial Accounting Standards Board Staff Position No. APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)." The impact of this adoption has been retrospectively applied to prior period results.

GSI COMMERCE, INC. AND SUBSIDIARIES
NON-GAAP INCOME FROM OPERATIONS AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

	Three Months Ended
	March 29,	April 4,
	2008	2009
Reconciliation of GAAP loss from operations to
non-GAAP income from operations:
GAAP loss from operations	$(17,829)	$(13,032)

Acquisition related integration, transaction and due
diligence expenses	1,115	1,459
Stock-based compensation	3,621	5,452
Depreciation and amortization (1)	13,809	15,401

Non-GAAP income from operations	$716	$9,280

(1) Includes amortization expense of acquisition related intangibles of $2,448 for the three-months ended April 4, 2009 and $1,885 for the three-months ended March 29, 2008.

GSI COMMERCE, INC. AND SUBSIDIARIES
NON-GAAP NET REVENUES AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

	Three Months Ended
	March 29,	April 4,
	2008	2009
Reconciliation of GAAP net revenues to non-GAAP
net revenues:
GAAP net revenues	$195,543	$196,475

Cost of revenues from product sales	(85,417)	(79,355)
Marketing expenses	(16,875)	(10,861)

Non-GAAP net revenues	$93,251	$106,259

GSI COMMERCE, INC. AND SUBSIDIARIES
FREE CASH FLOW AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

	Twelve Months Ended
	March 29,	April 4,
	2008	2009
Reconciliation of GAAP operating cash flow to free cash flow:
GAAP cash flow from operating activities	$61,757	$63,809

Cash paid for property and equipment, including internal use software	(62,122)	(47,109)

Free cash flow	$(365)	$16,700

GSI COMMERCE, INC. AND SUBSIDIARIES
RESULTS BY SEGMENT
(In thousands)
(Unaudited)

	Three Months Ended March 29, 2008
	E-Commerce	Interactive	Intersegment
	Services	Marketing Services	Eliminations	Consolidated

Net revenues	$187,599	$12,085	$(4,141)	$195,543

Costs and expenses before depreciation, amortization
and stock-based compensation expense	188,891	11,192	(4,141)	195,942

Operating (loss) income before depreciation,
amortization and stock-based compensation expense	$(1,292)	$893	$-	$(399)

	Three Months Ended April 4, 2009
	E-Commerce	Interactive	Intersegment
	Services	Marketing Services	Eliminations	Consolidated

Net revenues	$178,510	$25,122	$(7,157)	$196,475

Costs and expenses before depreciation, amortization
and stock-based compensation expense	174,841	20,970	(7,157)	188,654

Operating income before depreciation, amortization
and stock-based compensation expense	$3,669	$4,152	$-	$7,821